YDI Wireless Contact:                                         Phazar Contact:
---------------------                                         ---------------
David Renauld                                                 Kathy Kindle
(413) 665-8551                                                (940) 325-3301


FOR IMMEDIATE RELEASE
---------------------
June 2, 2004

                             YDI WIRELESS AND PHAZAR
                          REAFFIRM COMMITMENT TO MERGER


     FALLS CHURCH, VA and MINERAL WELLS, TX, June 2, 2004 - YDI Wireless, Inc. (OTCBB:YDIW) and Phazar Corp (Nasdaq:ANTP) today reaffirmed their commitment to their contemplated merger by signing an amendment to the merger agreement to address recent developments.

     The recent amendment extended the time to complete the contemplated merger of the two companies. On April 1, 2004, the two companies extended the time within which the merger may be completed from April 1, 2004 to June 1, 2004. Effective today, the two companies have further extended that date to November 30, 2004. YDI recently purchased KarlNet, Inc. and entered into a definitive agreement to merge with Terabeam Corporation. Although Phazar approved of both of these transactions, they have been a factor in delaying the completion of the merger of YDI and Phazar.

     In addition to the extension of time, the recent amendment provides that YDI will pay Phazar a $350,000 fee in the event that the merger of the two companies does not close by November 30, 2004 as a result of YDI making additional acquisitions or if additional delays occur as a result of YDI's contemplated merger with Terabeam. Further, the amendment permits Phazar to withdraw from the merger agreement without payment of a termination fee if: (i) YDI's pro forma balance sheet after consummation of the Terabeam transaction does not reflect a book value of at least $1.75 per share, (ii) YDI's pro forma financials as filed with the Securities and Exchange Commission reflecting the Terabeam transaction do not reflect a book value of at least $1.75 per share, or
(iii) the updated fairness opinion currently being obtained by Phazar reflects that the 1.2 exchange ratio following YDI's merger with Terabeam is no longer fair to Phazar's shareholders.

     Robert Fitzgerald, YDI's Chief Executive Officer, stated, "We are firmly committed to concluding our transaction with Phazar. While we would have liked this transaction to have been completed sooner, we believe the combined company will benefit from YDI's transactions with KarlNet and Terabeam. The strategic reasons for the deal are as strong or stronger than ever. We appreciate the patience demonstrated by Phazar's stockholders, board of directors, and management and believe this reflects their continuing belief in the soundness of our deal. We





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YDI Wireless and Phazar Corp
Reaffirm Commitment to Merger
June 2, 2004
Page 2


will work diligently to conclude this transaction under the terms reflected in this recent amendment."

     Clark Wraight, Phazar's Chief Financial Officer, stated, "We are very excited to be moving forward with the merger of YDI and Phazar. YDI's transactions with KarlNet and Terabeam will add significantly to the capability and strength of the combined company. We are committed to completing this transaction and look forward to becoming part of YDI's formidable team."

About YDI Wireless
------------------
YDI Wireless, Inc. is a world leader in providing extended range, license free wireless data equipment and is a leading designer of turnkey long distance wireless systems ranging from 19.9 kbps to 1 Gbps for applications such as wireless Internet, wireless video, wireless LANs, wireless WANs, wireless MANs and wireless virtual private networks. Additional information about YDI Wireless as well as its complete product line can be found at the company's website located at http://www.ydi.com or by contacting the company by telephone at 413-665-8551 or by email at IR@ydi.com.

About Phazar Corp.
-----------------
Phazar Corp. is a holding company with Antenna Products Corporation, Tumche Corp. (fka Phazar Aerocorp, Inc.), Phazar Antenna Corp., and Thirco, Inc. as its subsidiaries. Through its primary operating subsidiaries Antenna Products Corporation and Phazar Antenna Corp., Phazar designs, manufactures, and markets a wide range of standard and custom antennas and related products such as towers, support structures, masts, and communications accessories for governmental and commercial customers. Additional information about Phazar as well as its product line can be found at the company's websites located at http://www.phazar.com and at http://www.antennaproducts.com or by contacting the
---------------------        ------------------------------
company by telephone at 940-325-3301 or by email at kindle@antennaproducts.com.
                                                    --------------------------
Safe Harbor Statement
---------------------
Statements in this press release that are not statements of historical facts, including statements regarding the contemplated acquisition of Phazar by YDI and the combined company's business outlook or expected products, capabilities, performance, or developments, are forward-looking statements that involve risks, uncertainties, and assumptions. There can be no assurance that the acquisition described in this press release or any other combination transaction between YDI and Phazar will be consummated. The actual results of YDI, Phazar, or the combined company following an acquisition may differ materially from the results anticipated in these forward-looking statements. The forward-looking statements involve risks and uncertainties that could contribute to such differences including those relating to the companies' ability and desire to satisfy the conditions to closing the transaction set forth in the definitive transaction documentation (including, without limitation, the need to obtain the approval of Phazar's stockholders); the substantial time and costs each company will be expending and incurring relating to a contemplated transaction; the ability to obtain any necessary regulatory approvals and clearances, including federal and state securities registrations, qualifications, approvals, clearances, and/or exemptions, needed to consummate a transaction; the ability of the companies to integrate in a cost-effective, timely manner without material loss of employees or customers; the risk that the expected synergies and other benefits of the transaction will not be realized at all or to the extent expected; the risk that cost savings from the transaction may not be fully realized or may take longer to realize than expected; reactions, either positive or negative, of investors, competitors, customers, suppliers, employees, and others to the transaction; the time and costs required to complete the contemplated transaction and then integrate the companies; management and board interest in and distraction due to the contemplated transaction and integrating the companies; the uncertain impact on the trading market, volume, and price of each company's stock; the downturn and ongoing uncertainty in the telecommunications industry and larger economy; the intense competition in the companies' industries and resulting impacts on their pricing, gross margins, and general financial performance; difficulties in predicting the combined company's future financial performance; and risks arising from and relating to YDI's recent acquisition of KarlNet, Inc. and YDI's contemplated merger with Terabeam Corporation and the companies' desire and ability to complete the Terabeam transaction and achieve the contemplated benefits of those two combinations. Further information on these and





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YDI Wireless and Phazar Corp
Reaffirm Commitment to Merger
June 2, 2004
Page 3

other factors that could affect the actual results of YDI, Phazar, or the combined company is included in filings made by YDI and Phazar from time to time with the Securities and Exchange Commission and in the companies' other public statements.

Where You Can Find Additional Information
-----------------------------------------
YDI expects to file with the Securities and Exchange Commission a registration statement on Form S-4 relating to the contemplated acquisition of Phazar, which is expected to include a proxy statement/prospectus of YDI and Phazar. YDI and Phazar urge their stockholders to read both the registration statement and the proxy statement/prospectus carefully when they become available because those documents will contain important information about YDI, Phazar, the acquisition, the persons soliciting the proxies relating to the acquisition, their interests in the transaction, and related matters. Investors and security holders will be able to obtain free copies of these documents through the SEC's website at http://www.sec.gov and from the each of the companies' Investor Relations departments.

YDI and its executive officers and directors and Phazar and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Phazar with respect to the transactions contemplated by this press release. Information regarding YDI's officers and directors is included in YDI's Annual Report on Form 10-K, dated February 20, 2004, filed with the SEC on February 20, 2004, which is available free of charge at the SEC's website. Information regarding Phazar's officers and directors is included in Phazar's definitive proxy statement, dated August 11, 2003, for its 2003 annual meeting of stockholders filed with the SEC on March 9, 2004, which is available free of charge at the SEC's website. These two proxy statements are available free of charge from each of the companies' Investor Relations departments.